Exhibit 10.3

Execution Version

FIRST AMENDMENT TO TERM LOAN AGREEMENT

This First Amendment to Term Loan Agreement (this “Amendment”) is made as of September 19, 2014, by and among AMERICAN TOWER CORPORATION, as Borrower (the “Borrower”), THE ROYAL BANK OF SCOTLAND PLC, as Administrative Agent (the “Administrative Agent”), and the financial institutions whose names appear as lenders on the signature page hereof.

WHEREAS, the Borrower and the Administrative Agent are party to that certain Term Loan Agreement, dated as of October 29, 2013 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Loan Agreement”) among the Borrower, the Administrative Agent and the Lenders from time to time party thereto.

WHEREAS, the Borrower, the Administrative Agent and the Lenders who are signatories hereto and who constitute Majority Lenders have agreed to amend the Loan Agreement pursuant to Section 11.11 of the Loan Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each of the parties hereto, the parties hereby agree as follows:

1. DEFINED TERMS. Unless otherwise defined herein, capitalized terms used herein shall have the meanings given to them in the Loan Agreement.

2. AMENDMENT. The Loan Agreement is hereby amended as follows:

(a) The definition of “Designated Person” in Section 1.01 of the Loan Agreement is amended in its entirety as follows:

“Designated Person” means a person or entity (a) listed in the annex to, or otherwise subject to the provisions of, any Executive Order (as defined in the definition of “Sanctions Laws and Regulations”), (b) named as a “Specifically Designated National and Blocked Person” (“SDN”) on the most current list published by the U.S. Department of the Treasury Office of Foreign Assets Control at its official website or any replacement website or other replacement official publication of such list, (c) any Person listed in any Sanctions-related list of designated Persons maintained by the United Nations Security Council, the European Union or any EU member state, (d) any Person operating, organized or resident in a Sanctioned Country or (e) in which an entity or person on the SDN List (or any combination of such entities or persons) has 50% or greater direct or indirect ownership interest or that is otherwise controlled, directly or indirectly, by an entity or person on the SDN List (or any combination of such entities or persons).

(b) The definition of “Funds From Operations” in Section 1.01 of the Loan Agreement is amended in its entirety as follows:

“Funds From Operations” means net income (computed in accordance with GAAP), excluding gains (or losses) from sales of property and extraordinary and unusual items, plus depreciation, amortization and dividends declared on preferred stock, and after adjustments for unconsolidated minority interests, on a consolidated basis for the Borrower and its Subsidiaries.

(c) The definition of “Sanctioned Country” in Section 1.01 of the Loan Agreement is amended in its entirety as follows:

“Sanctioned Country” means a country that is, or whose government is, the target or subject of a sanctions program identified on the list maintained by (a) OFAC and available at http://www.treas.gov/offices/enforcement/ofac/programs, or as otherwise published from time to time or (b) the United Nations Security Council, European Union or the United Kingdom.

(d) Section 4.1(n) of the Loan Agreement is amended in its entirety to read as follows:

(n) Designated Persons; Sanctions Laws and Regulations. Neither the Borrower nor any of its Subsidiaries nor, to the knowledge of the Borrower, any of their respective directors, officers, brokers or other agents is a Designated Person. The Borrower, its Subsidiaries and their respective officers and employees and to the knowledge of the Borrower, its directors and agents, are in compliance with Anti-Corruption Laws and applicable Sanctions Laws and Regulations in all material respects.

(e) Section 5.11 of the Loan Agreement is deleted in full.

(f) Section 7.1(g) of the Loan Agreement is amended in its entirety to read as follows:

(g) Indebtedness of Subsidiaries of the Borrower, so long as (i) no Default exists or would be caused thereby and (ii) the principal outstanding amount of such Indebtedness at the time of its incurrence does not exceed (when taken together with the principal outstanding amount at such time of Indebtedness incurred under Section 7.1(i) hereof (or portion thereof) that is guaranteed by any Subsidiary of the Borrower), in the aggregate, the greater of (x) $800,000,000 and (y) fifty percent (50%) of Adjusted EBITDA of the Borrower and its Subsidiaries on a consolidated basis as of the last day of the most recently completed fiscal quarter;

(g) Section 7.1(k) of the Loan Agreement is amended in its entirety to read as follows:

(k) Guaranties by any Subsidiary of the Borrower of any of the foregoing except for the Indebtedness set forth under Section 7.1(h) hereof; provided that there shall be no prohibition against Guaranties by any Subsidiaries of the Borrower that (i) are special purposes entities directly involved in any ABS Facilities and (ii) have no material assets other than the direct or indirect Ownership Interests in special purpose entities directly involved in such ABS Facilities; provided further that the principal outstanding amount of any Indebtedness set forth in Section 7.1(i) hereof (or portion thereof) that is guaranteed by any Subsidiary of the Borrower shall not exceed (when taken together with the principal outstanding amount at such time of Indebtedness incurred under Section 7.1(g) hereof), in the aggregate, the greater of (x) $800,000,000 and (y) fifty percent (50%) of Adjusted EBITDA of the Borrower and its Subsidiaries on a consolidated basis as of the last day of the most recently completed fiscal quarter; and

(h) Section 7.1 of the Loan Agreement is amended by adding the following new Section 7.1(l) after Section 7.1(k):

(l) In respect of Subsidiaries of the Borrower that are owned by the Borrower and one or more joint venture partners, Indebtedness of such Subsidiaries owed to such joint venture partners.

(i) Section 7 of the Loan Agreement is amended by adding the following new Section 7.10 after Section 7.9:

7.10 Use of Proceeds. The Borrower shall not, nor shall the Borrower permit any of its Subsidiaries to, use the proceeds of any Loan directly, or to the Borrower’s knowledge indirectly, to fund any operations in, finance any investments or activities in, or make any payments to a Designated Person or a Sanctioned Country, in violation of Anti-Corruption Laws or in any manner that would result in the violation of any Sanctions Laws and Regulations applicable to any party hereto.

3. BRING-DOWN OF REPRESENTATIONS. The Borrower hereby certifies that, as of the date of this Amendment, (i) the representations and warranties contained in Section 4.1 of the Loan Agreement are true and correct in all material respects, except for those representations and warranties that are qualified by materiality or Materially Adverse Effect, which shall be true and correct, both before and after giving effect to this Amendment, and after giving effect to any updates to information provided to the Lenders in accordance with the terms of the Loan Agreement except to the extent stated to have been made as of the Agreement Date, and (ii) no Default exists.

4. EFFECTIVENESS. This Amendment shall become effective upon the Administrative Agent receiving this Amendment duly executed by the Borrower and the Majority Lenders.

5. NO OTHER AMENDMENTS. Except as provided herein, each of the other provisions of the Loan Agreement shall remain in full force and effect.

6. COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by telecopier or electronic transmission shall be effective as delivery of a manually executed counterpart.

7. GOVERNING LAW. This Amendment shall be construed in accordance with and governed by the internal laws of the State of New York applicable to agreements made and to performed in the State of New York.

8. MISCELLANEOUS.

(a) On and after the effective date of this Amendment, each reference in the Loan Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Loan Agreement shall mean and be a reference to the Loan Agreement, as amended by this Amendment.

(b) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

(c) On and after the effectiveness of this Amendment, this Amendment shall for all purposes constitute a Loan Document.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment or caused it to be executed by their duly authorized officers, all as of the day and year above written.

BORROWER:	AMERICAN TOWER CORPORATION

	By:	/S/ THOMAS A. BARTLETT
	Name:	Thomas A. Bartlett
	Title:	Executive Vice President and Chief Financial Officer

[Signature Page to First Amendment to Term Loan Agreement]

LENDERS	THE ROYAL BANK OF SCOTLAND PLC, as Administrative Agent and a Lender

	By:	/S/ ALEX DAW
	Name:	Alex Daw
	Title:	Director

AZB Funding 3, as a Lender

	By:	/S/ HIROSHI MATSUMOTO
	Name:	Hiroshi Matsumoto
	Title:	Authorized Signatory

Bank of American, N.A., as a Lender

	By:	/S/ JAY D. MARQUIS
	Name:	Jay D. Marquis
	Title:	Director

BARCLAYS BANK PLC, as a Lender

	By:	/S/ ALICIA BORYS
	Name:	Alicia Borys
	Title:	Vice President

BNP Paribas, as a Lender

	By:	/S/ BARBARA NASH
	Name:	Barbara Nash
	Title:	Managing Director

	By:	/S/ JENNY SHUM
	Name:	Jenny Shum
	Title:	Vice President

[Signature Page to First Amendment to Term Loan Agreement]

Citibank, N.A., as a Lender

By:	/S/ CAROLYN KEE
Name:	Carolyn Kee
Title:	Vice President

City National Bank, as a Lender

By:	/S/ JEANINE SMITH
Name:	Jeanine Smith
Title:	VP

CoBank ACB, as a Lender

By:	/S/ GARY FRANKE
Name:	Gary Franke
Title:	Vice President

COMPASS BANK, as a Lender

By:	/S/ RAJ NAMBIAR
Name:	Raj Nambiar
Title:	Vice President

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Lender

By:	/S/ TANYA CROSSLEY
Name:	Tanya Crossley
Title:	Managing Director

By:	/S/ JILL WONG
Name:	Jill Wong
Title:	Director

[Signature Page to First Amendment to Term Loan Agreement]

FIRST HAWAIIAN BANK, as a Lender

By:	/S/ DAWN HOFMANN
Name:	Dawn Hofmann
Title:	Senior Vice President

GOLDMAN SACHS BANK USA, as a Lender

By:	/S/ MICHELLE LATZONI
Name:	Michelle Latzoni
Title:	Authorized Signatory

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/S/ SANDEEP S. PARIHAR
Name:	Sandeep S. Parihar
Title:	Vice President

MORGAN STANLEY BANK, N.A., as a Lender

By:	/S/ MICHAEL KING
Name:	Michael King
Title:	Authorized Signatory

ROYAL BANK OF CANADA, as a Lender

By:	/S/ D.W. SCOTT JOHNSON
Name:	D.W. Scott Johnson
Title:	Authorized Signatory

SANTANDER BANK, N.A., as a Lender

By:	/S/ WILLIAM MAAG
Name:	William Maag
Title:	Managing Director

[Signature Page to First Amendment to Term Loan Agreement]

Sumitomo Mitsui Banking Corporation, as a Lender

By:	/S/ KATSUYUKI KUBO
Name:	Katsuyuki Kubo
Title:	Managing Director

SUNTRUST BANK, as a Lender

By:	/S/ CYNTHIA W. BURTON
Name:	Cynthia W. Burton
Title:	Vice President

THE BANK OF TOYKO-MITSUBISH UFG, LTD., as a Lender

By:	/S/ MATTHEW ANTIOCO
Name:	Matthew Antioco
Title:	Vice President

Toronto Dominion (Texas) LLC, as a Lender

By:	/S/ ALICE MARE
Name:	Alice Mare
Title:	Authorized Signatory

HSBC Bank USA, National Association, as a Lender

By:	/S/ MANUEL BURGUENO
Name:	Manuel Burgueno
Title:	Senior Vice President

[Signature Page to First Amendment to Term Loan Agreement]